UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) February 13, 2018

Martin Marietta Materials, Inc.

(Exact Name of Registrant as Specified in Its Charter)

North Carolina	1-12744	56-1848578
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2710 Wycliff Road, Raleigh, North Carolina	27607
(Address of Principal Executive Offices)	(Zip Code)

(919) 781-4550

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On February 13, 2018, the Company announced financial results for the fourth quarter and year ended December 31, 2017.  The press release, dated February 13, 2018, is furnished as Exhibit 99.1 to this report and is incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.

On February 13, 2018, the Company announced financial results for the fourth quarter and year ended December 31, 2017.  The press release, dated February 13, 2018, is furnished as Exhibit 99.1 to this report and is incorporated by reference herein.  Additional information about the quarter, and the Company’s use of non-GAAP financial measures, which is available on the Company’s website at www.martinmarietta.com by clicking the heading “Financials”, in the “Investors” section and then clicking the quick link “Non-GAAP Financial Measures”.

The Company will host an online web simulcast of its fourth-quarter and full-year 2017 earnings conference call on Tuesday, February 13, 2018.  The live broadcast of the Company’s conference call will begin at 11:00 a.m., Eastern Time, on February 13, 2018.  An online replay will be available approximately two hours following the conclusion of the live broadcast and will continue for one year.  A link to these events will be available at the Company’s website at www.martinmarietta.com. For those investors without online web access, the conference call may also be accessed by calling 970-315-0423, confirmation number 9492577.  Additional information about the Company’s use of non-GAAP financial measures, as well as certain other financial or statistical information the Company may present at the conference call, will be provided on the Company’s website.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release dated February 13, 2018, announcing financial results for the fourth quarter and year ended December 31, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTIN MARIETTA MATERIALS, INC.
(Registrant)

Date: February 13, 2018	By:	/s/ James A. J. Nickolas
James A. J. Nickolas,
Sr. Vice President and Chief Financial Officer